The Garzarelli Funds

Supplement dated November 3, 1997 to the Prospectus dated March 31, 1997


The Board of Trustees of The Garzarelli Funds (the "Trust") has unanimously agreed to terminate the Trust and liquidate the Garzarelli Balanced Fund
(the "Fund") effective December 10, 1997. Shareholders, however, may still redeem or exchange their Fund shares as described in the Prospectus up to that date. Garzarelli Investment Management, LLC (the "Adviser") has agreed to pay all expenses associated with the termination and liquidation. In addition, the Fund has ceased accepting additional purchases of its shares.
The Adviser anticipates that it will begin liquidating, in an orderly fashion, as soon as possible, all portfolio investments. The Adviser anticipates holding the proceeds in short-term debt obligations. The Fund intends to declare and distribute a dividend of net investment income and a distribution of net realized gains payable on November 11, 1997 to all holders of record as of November 10, 1997. Immediately prior to the liquidation of the remaining shares of the Fund on December 10, 1997, a final distribution of any remaining undistributed net investment income will be declared and paid. Each of the above distributuions will be made in cash to all shareholders.


This Supplement should be retained with your Prospectus for future reference.